Item 77C - DWS Short
Duration Fund (a series of
DWS Advisor Funds)

Registrant incorporates by
reference to Proxy Statement
filed on March 3, 2006
(Accession No. 0001193125-
06-044817).
A Special Meeting of
Shareholders (the "Meeting") of
DWS Short Duration Fund (the
"Fund") was held on May 5,
2006, at the offices of Deutsche
Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matters were voted
upon by the shareholders (the
resulting votes are presented
below):
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Investments
Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
229,475,182.312
2,617,703.165
Dawn-Marie Driscoll
229,385,362.059
2,707,523.418
Keith R. Fox
229,414,105.859
2,678,779.618
Kenneth C. Froewiss
229,543,244.169
2,549,641.308
Martin J. Gruber
229,465,700.091
2,627,185.386
Richard J. Herring
229,507,427.394
2,585,458.083
Graham E. Jones
229,329,443.182
2,763,442.295
Rebecca W. Rimel
229,303,664.866
2,789,220.611
Philip Saunders, Jr.
229,477,714.933
2,615,170.544
William N. Searcy, Jr.
229,369,895.540
2,723,989.937
Jean Gleason
Stromberg
229,516,447.517
2,576,437.960
Carl W. Vogt
229,439,747.901
2,653,137.576
Axel Schwarzer
229,446,632,712
2,646,252.765

The Meeting was reconvened
on June 1, 2006, at which time
the following matters were
voted upon by the shareholders
(the resulting votes are
presented below):
II-A.	Approval of an
Amended and Restated
Investment Management
	Agreement with the Fund's
Current Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,285,053.327
90,110.130
283,946.692
1,637,909.000



II-B.	Approval of an
Amended and Restated
Investment Management
	Agreement with Deutsche
Investment Management
Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,238,648.290
115,511.214
304,950.645
1,637,909.000

II-C.	Approval of a
Subadvisor Approval Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,165,459.697
188,056.214
305,594.238
1,637,909.000

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,394,159.171
164,277.086
100,673.892
1,637,909.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,589.784
100,673.892
1,637,909.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,589.7484
100,673.892
1,637,909.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,394,179.473
164,256.784
100,673.892
1,637,909.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,589.784
100,673.892
1,637,909.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,589.784
100,673.892
1,637,909.000



III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,385,063.473
173,372.784
100,673.892
1,637,909.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,589.784
100,673.892
1,637,909.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,395,846.473
162,859.784
100,673.892
1,637,909.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
6,385,063.473
173,382.784
100,673.892
1,637,909.000

VII.	Adoption of a Rule 12b-1
Plan (Class B and Class C
only).
	Class B

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
319,991.610
4,681.000
30,038.134
93,609.000

	Class C

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
1,086,676.231
64,394.000
77,873.477
379,617.000

The Meeting was reconvened
on July 27, 2006, at which time
the following matter was voted
upon by the shareholders (the
resulting vote is presented
below):
VIII.		Approval of
Reorganization into a
Massachusetts Business
Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
7,268,976.515
189,324.576
368,808.439
1,496.284.000

*	Broker non-votes are proxies
received by the Fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.


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